January 2016 Exhibit 99.1

Safe Harbor Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including pending or threatened litigation, the resolution of legal proceedings or regulatory or other governmental inquiries or investigations, and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2014, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Total Assets: $7.7 Billion Gross Loans: $4.0 Billion Total Deposits (Including Repos):$6.6 Billion Total Equity: $923 Million Source: Q4 2015 earnings release & company filings. CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 31 Years 9 Years Richard C. Thomas Executive Vice President Chief Financial Officer 6 Years 5 Years James F. Dowd Executive Vice President Chief Credit Officer 39 Years 8 Years David C. Harvey Executive Vice President Chief Operations Officer 26 Years 6 Years David A. Brager Executive Vice President Sales Division 28 Years 13 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 4 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 36 Years 28 Years Richard Wohl Executive Vice President General Counsel 27 Years 4 Years

Board of Directors Name CVB Experience Age Ray O’Brien - Chairman 3 Years 59 George Borba Jr. - Vice Chairman 3 Years 48 Steve Del Guercio 3 Years 54 Robert Jacoby 11 Years 74 Kristina Leslie NEW 51 Hal Oswalt 2 Years 67 San Vaccaro 17 Years 82 Chris Myers - CEO 9 Years 53

Who is CVB Financial Corp.?

Largest Banks Headquartered in California* Source: SNL Financial In millions Rank Name Asset Size (12/31/15) 1 Wells Fargo & Company $1,787,632 2 First Republic Bank $58,981 3 SVB Financial Group $44,687 4 East West Bancorp $32,351 5 Pacwest Bancorp $21,288 6 Cathay General Bancorp $13,254 7 Banc of California, Inc. $8,236 8 BBCN Bancorp, Inc. $7,912 9 CVB Financial Corp. $7,671 10 Westamerica Bancorporation $5,169 *Holding Company, where applicable, located in California

Bank Accomplishments & Ratings 155 Consecutive Quarters of Profitability 105 Consecutive Quarters of Cash Dividends #1 Rated Bank: Forbes America’s Best Banks (January 2016) BauerFinancial Report Five Star Rating (September 2015) 82 Consecutive Quarters Fitch Rating BBB (September 2015)

Our Markets

Existing Locations 40 Business Financial Centers 8 Commercial Banking Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers Commercial Banking Centers CitizensTrust Ventura CBC – NEW Opened January 2015 Santa Barbara CBC– NEW Opened December 2015

New Acquisition County Commerce Bank ‘CNYB’

Transaction Highlights Overview CNYB Balance Sheet (000’s) as of 12/31/2015 Headquarters Oxnard, CA Establishment Date 2003 Total Branches 4 Number of Employees 41 Total Assets $256,100 Total Loans $164,400 Total Deposits $225,800

Geographic Locations Citizens Business Bank County Commerce Bank Santa Barbara

‘CNYB’ Purchase Price $41.25 Million (50% Cash, 50% Stock) 1.70 x Tangible Book 3.5 Years Earn-back

Financial Performance

Deposits* (000’s) # of Center Locations Total Deposits (12/31/14) Total Deposits (12/31/15) Los Angeles County 18 $2,154,938 $2,423,655 Inland Empire (Riverside & San Bernardino Counties) 9 $1,913,988 $1,989,432 Orange County 9 $878,466 $964,868 Central Valley 9 $920,951 $912,532 Other 3 $299,942 $317,477 Total 48 $6,168,285 $6,607,964 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.11% 0.10%

Total Deposits* (000’s) *Interest Bearing Deposits includes REPOs

Deposit Cost Comparison Source: Q4 2015 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer Data is as of 09/30/2015

(000’s) # of Center Locations Average Loans per Location Total Loans* (12/31/2015) Los Angeles County 18 $90,912 $1,636,415 Central Valley 9 $94,034 $846,306 Inland Empire (Riverside & San Bernardino Counties) 9 $74,453 $670,077 Orange County 9 $58,041 $522,373 Other 3 $353,930 Total $4,029,101 *Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale Starting in the 4th quarter of 2014, covered and non-covered loans are combined Total Loans*

Total Loans* (000’s) *Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held for sale Includes covered and non-covered loans for all periods presented

Source: Q4 2015 earnings release & company reports Starting in the 4th quarter of 2014, covered and non-covered loans are combined Loan Portfolio Composition Total Loans by Type

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined -

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Earnings (000’s) 2011 2012 2013 2014 12 Months to 12/31/2015 Net Interest Income $234,681 $236,950 $216,266 $236,514 $252,942 Provision for Loan Losses ($7,068) $0 $16,750 $16,100 $5,600 Other Operating Income/Expenses (Net) ($106,809) ($122,257) ($88,741) ($89,817) ($107,176) Income Taxes ($39,071) ($37,413) ($48,667) ($58,776) ($52,221) Net Profit After Tax $81,733 $77,280 $95,608 $104,021 $99,145 $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Net Interest Margin *Normalized tax-equivalent excludes accretion on covered loans (Purchase Credit Impaired) Normalized*

Efficiency & Expenses

Efficiency Ratio $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge 44.34%

Non-Interest Expense as a % of Average Assets 1.64% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Capital

Capital Ratios * CVB Financial Corp. – Consolidated (regulatory capital ratios are preliminary) Adequately Capitalized Ratio Well-Capitalized Ratio December 31, 2015* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 16.98% Total Risk-based Capital Ratio 8.0% 10.0% 18.23% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.48% Tier 1 Leverage Ratio 4.0% 5.0% 11.22%

Securities & Investments

Source: Q4 2015 earnings release | Yield on securities represents the fully taxable equivalent $2.37 Billion *Available For Sale Yield on securities portfolio = 2.51% for the 4th Quarter 2015 Securities Portfolio* --$3.2 Billion-- $851.0 Million *Held to Maturity

Securities Portfolio* $2.37 Billion Mark-to-Market (Pre-tax) (000’s) *Available For Sale $30,931

CVBF Assets *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit 12/31/15 $7.7 Billion 12/31/06 $6.1 Billion

Yield on Securities vs. Yield on Loans *Excluding Discount Accretion **Includes Available for Sale and Held to Maturity, TE

CVBF Liabilities 12/31/06 $5.7 Billion 12/31/15 $6.7 Billion *Includes Customer Repurchase Agreements

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth Acquisitions San Diego (2014) Oxnard (2015) American Security Bank (2014) County Commerce Bank* (2016) *Projected to close in 1st quarter 2016 Santa Barbara (2015)

Target size: $200 million to $2 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Acquisition Strategy --Banks-- --Trust/Investment-- Target size: AUM of $200 million to $1 billion In California --Banking Teams-- In- market & ‘new’ markets

Our ‘Critical Few’ Execute on DeNovo Growth Initiatives Pursue Strategic Acquisitions Quality Loan Growth Provide Customer Solutions Through Technology Expand Market Share Through Same Store Sales

Copy of presentation at www.cbbank.com